SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report: October 26, 1995

               SOUTHWESTERN BELL TELEPHONE COMPANY

                     A Missouri Corporation

                   Commission File No. 1-2346

           IRS Employer Identification No. 43-0529710

         One Bell Center, St. Louis, Missouri 63101-3099

                 Telephone Number (314) 235-9800


Item 7.  Financial Statements and Exhibits

Southwestern Bell Telephone Company is filing herewith the following exhibits:

     (c)  Exhibits.

EXHIBIT
NUMBER              DESCRIPTION

1              Underwriting Agreement, dated October 18, 1995,
          between Southwestern Bell Telephone Company and Merrill
          Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters named in
          Schedule II thereto.

4.a            Southwestern Bell Telephone Company Officers'
          Certificate for 6.25% Notes due October 15, 2002, dated as of October 18, 1995, pursuant to Section 2.02(a) of the Indenture.

4.b            Southwestern Bell Telephone Company Officers'
          Certificate for 7.20% Debentures due October 15, 2026, dated as of October 18, 1995, pursuant to Section
          2.02(a) of the Indenture.

4.c       Form of 6.25% Global Note due October 15, 2002.

4.d       Form of 7.20% Global Debenture due October 15, 2026.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Southwestern Bell Telephone Company


                                 /s/ Edward L. Glotzbach
                                 Edward L. Glotzbach
                                 Vice President-Chief Financial
                                 Officer and Treasurer




October 26, 1995